Exhibit 10.3

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

This Waiver and Second Amendment to Credit Agreement (this “Amendment”) is entered into as of the 10th day of February, 2011 (the “Amendment Effective Date”), by and among NGL ENERGY PARTNERS LP (formerly known as Silverthorne Energy Partners LP), a Delaware limited partnership (“Parent”), SILVERTHORNE OPERATING LLC, a Delaware limited liability company (“Silverthorne”), each subsidiary of Silverthorne listed as a “Borrower” on the signature pages hereto (together with Silverthorne, each a “Borrower”, and collectively, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Lenders (defined below) (the “Agent”), and the Lenders party hereto.

RECITALS

WHEREAS, the Credit Parties, the Agent, and the financial institutions party thereto (the “Lenders”) have executed that certain Credit Agreement dated as of October 14, 2010 (as such may be amended, modified and supplemented from time to time, the “Credit Agreement”); unless otherwise defined herein, all capitalized terms not defined herein have the meaning given such terms in the Credit Agreement;

WHEREAS, under Section 7.16(a) of the Credit Agreement, no Credit Party may change its name unless the Borrowers’ Agent has notified the Agent of such change in writing at least ten (10) Business Days before the effective date of such change (the “Name Change Covenant”);

WHEREAS, Parent has advised the Agent that it has failed to be in compliance with the Name Change Covenant with respect to the change of its name from “Silverthorne Energy Partners LP” to “NGL Energy Partners LP” effective January 14, 2011; accordingly, the Credit Parties have requested a limited waiver of the Event of Default arising from such non-compliance under Section 8.1(f) of the Credit Agreement (the “Specified Default”);

WHEREAS, Harris N.A. has requested that it cease being an Issuing Bank under the Credit Agreement for purposes of issuing new Letters of Credit from and after the Amendment Effective Date;

WHEREAS, the Credit Parties have requested the Lenders agree to (a) waive the Specified Default, and (b) amend the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to waive the Specified Default and amend the Credit Agreement as set forth herein, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

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Section 1.               Waiver of Specified Default.

1.1.          Waiver.  Subject to and upon the terms and conditions set forth herein, and in reliance on the representations and warranties contained herein, the Required Lenders hereby waive the Specified Default.

1.2.          Limitation on Waiver.  The waiver herein contained is limited solely to the Specified Default.  Nothing contained herein will be deemed a waiver of or consent to any other action or inaction of any of the Credit Parties that constitutes a violation of any provision of the Credit Agreement or any other Loan Document.  Neither any of the Lenders nor the Agent is obligated to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document.

Section 2.               Amendments to Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, the Credit Agreement is hereby amended as of the Amendment Effective Date in the manner provided in this Section 2.

2.1.          Additional Definitions.  Section 1.1 of the Credit Agreement is amended to add thereto in alphabetical order the following definitions, which read in full as follows:

“Harris Letter of Credit” means that certain Letter of Credit issued by Harris N.A., Letter of Credit number HACH79403OS, issued in favor of Royal Bank of Canada as beneficiary in the amount of $698,904, as such Letter of Credit may be extended and/or amended from time to time, including amendments increasing or decreasing the amount thereof.

2.2.          Amendments to Definitions.  The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“General Partner” means NGL Energy Holdings LLC (formerly known as Silverthorne Energy Holdings LLC), a Delaware limited liability company.

“Issuing Bank” means each of Wells Fargo and BNP Paribas (so long as each such Person remains a Working Capital Revolving Lender), in its capacity as the issuer of any Letter of Credit pursuant to this Agreement, and Harris N.A. solely with respect to the Harris Letter of Credit.

2.3.          Amendment of Section 2.10.  The following paragraph is hereby appended to Section 2.10 as clause (l) thereof:

(l)            Harris N.A. is an Issuing Bank under the terms and conditions of this Agreement solely with respect to the Harris Letter of Credit for so long as the Harris Letter of Credit (or any Letter of Credit Exposure Amount with respect thereto) is outstanding.  No Borrower may obtain from Harris N.A., and Harris N.A. is not under any obligation to issue or grant for the account of any Borrower, any additional Letters of Credit pursuant to this Agreement, or, unless Harris N.A. as Issuing Bank has consented thereto, any amendments or extensions to, the Harris Letter of Credit.

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Section 3.               Conditions Precedent to Amendment.  This Amendment will be effective as of the Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

3.1.          Amendment.  The Agent will have received counterparts of this Amendment executed on behalf of the Credit Parties, the Agent, and the Required Lenders.

3.2.          No Default.  After giving effect to this Amendment, no Default or Event of Default will have occurred that is continuing.

3.3.          Representation and Warranties.  The representations and warranties set forth in Section 4 will be true and correct in all material respects on and as of the Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date).

Section 4.               Representations, Warranties, and Covenants of the Credit Parties.  To induce Lenders and the Agent to enter into this Amendment, each of the Credit Parties hereby represents, warrants, and covenants to the Lenders and the Agent as follows:

4.1.          Due Authorization; No Conflict.  The execution, delivery and performance by the Credit Parties of this Amendment are within each Credit Party’s limited liability company or partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with, or constitute a default under any Legal Requirement, the Organizational Documents of any Credit Party, or any material contract binding upon any of the Credit Parties, or result in the creation or imposition of any Lien upon any of the assets of any of the Credit Parties.

4.2.          Validity and Enforceability.  This Amendment constitutes the valid and binding obligation of each of the Credit Parties enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles including remedies of specific performance and injunction.

4.3.          No Defenses.  None of the Credit Parties has any defenses to payment, counterclaims, or right of set-off with respect to any Obligations existing as of the Amendment Effective Date.

Section 5.               Miscellaneous.

5.1.          Reaffirmation of Loan Documents.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents will, except as amended and modified hereby, remain in full force and effect.  The waiver and amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified and affirmed.  This Amendment constitutes a Loan Document.

5.2.          Parties in Interest.  All of the terms and provisions of this Amendment will bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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5.3.          Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents.

5.4.          Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until the Credit Parties and Lenders have executed a counterpart.  Facsimiles or other electronic transmission (e.g., pdf) will be effective as originals.

5.5.          Complete Agreement.  THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6.          Headings.  The headings, captions, and arrangements used in this Amendment are, unless specified otherwise, for convenience only and will not be deemed to limit, amplify, or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date first written above.

BORROWERS:	SILVERTHORNE OPERATING LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

HICKSGAS, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY RETAIL, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

NGL SUPPLY WHOLESALE, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY TERMINAL COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

PARENT/GUARANTOR:	NGL ENERGY PARTNERS LP (formerly known as Silverthorne Energy Partners LP), a Delaware limited partnership

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

WELLS FARGO BANK, NATIONAL ASSOCIATION,
As a Lender, as Agent, as Swingline Lender, and as an Issuing Bank

By:	/s/ Haylee M. Dallas
Name:	Haylee M. Dallas
Title:	Associate

[Signature Page]

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BNP PARIBAS,
as a Lender and as an Issuing Bank

By:	/s/ Richard J. Wernli
Name:	Richard J. Wernli
Title:	Director

By:	/s/ Keith Cox
Name:	Keith Cox
Title:	Managing Director

[Signature Page]

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

HARRIS N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Anthony Kwilosz
Name:	Anthony Kwilosz
Title:	Vice President

[Signature Page]

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BANK OF OKLAHOMA, N.A.,
as a Lender

By:	/s/ Jason B. Webb
Name:	Jason B. Webb
Title:	Vice President

[Signature Page]

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Gina Monette
Name:	Gina Monette
Title:	Vice President

[Signature Page]

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

[Signature Page]

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC